Exhibit 99.2

Supplemental Financial Information Package – Q2 2016

July 27, 2016

Information is as of June 30, 2016, except as otherwise noted. It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Forward Looking Statements and Other Disclosures

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy; and expectations regarding the closing of the proposed acquisition of Apollo Residential Mortgage, Inc.

The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and other periodic reports filed with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 3 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on slide 17.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.

Past performance is not indicative nor a guarantee of future returns.

Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI.

1

ARI Q2 2016 Earnings Call

July 27, 2016

Stuart Rothstein

Chief Executive Officer and President

Jai Agarwal

Chief Financial Officer, Treasurer and Secretary

Hilary Ginsberg

Investor Relations Manager

2

# Financial Summary

APOLLO COMMERCIAL REAL ESTATE FINANCE

| *($ amounts in thousands, except per share data)* | Three Months Ended | | | Six Months Ended | | |
|---|---|---|---|---|---|---|
| **Income Statement** | **June 30, 2016** | **June 30, 2015** | **% Change** | **June 30, 2016** | **June 30, 2015** | **% Change** |
| Interest income | $ 62,640 | $ 44,734 | 40.0% | $ 124,087 | $ 84,770 | 46.4% |
| Interest expense | $ (15,722) | $ (11,917) | 31.9% | $ (30,364) | $ (23,399) | 29.8% |
| Net interest income | $ 46,918 | $ 32,817 | 43.0% | $ 93,723 | $ 61,371 | 52.7% |
| Net income available to common stockholders | $ 4,478 | $ 22,798 | -80.4% | $ 17,281 | $ 46,449 | -62.8% |
| Net income available to common stockholders per diluted share | $ 0.06 | $ 0.39 | -84.6% | $ 0.24 | $ 0.85 | -71.8% |
| Operating earnings (1) | $ 33,435 | $ 26,385 | 26.7% | $ 63,258 | $ 48,608 | 30.1% |
| Operating earnings per diluted share (1) | $ 0.49 | $ 0.45 | 8.9% | $ 0.93 | $ 0.89 | 4.5% |
| Diluted weighted average shares of common stock outstanding | 68,374,557 | 59,022,217 | 15.8% | 68,351,137 | 54,621,401 | 25.1% |

| **Balance sheet** | **June 30, 2016** | **December 31, 2015** | **% Change** |
|---|---|---|---|
| Investments at amortized cost (2) | $ 2,729,133 | $ 2,464,897 | 10.7% |
| Net equity in investments at cost | $ 1,570,476 | $ 1,569,250 | 0.1% |
| Common stockholders' equity | $ 1,045,273 | $ 1,089,174 | -4.0% |
| Preferred stockholders' equity | $ 286,250 | $ 286,250 | 0.0% |
| Outstanding repurchase agreement borrowings | $ 1,217,935 | $ 918,421 | 32.6% |
| Convertible senior notes | $ 249,069 | $ 248,173 | 0.4% |
| Debt to common equity (3) | 1.5x | 1.1x | |
| Fixed charge coverage (4) | 2.5x | 2.7x | |

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP; and (vi) provision for loan losses. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.*

(2) *Includes Commercial Mortgage-Backed Securities ("CMBS"), held-to-maturity, which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.*

(3) *Debt to common equity is net of participations sold.*

(4) *Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.*

3

Q2 Financial Highlights

Financial Results & Earnings Per Share

Net income available to common stockholders for the three months ended June 30, 2016 of $4.5 million, or $0.06 per diluted share of common stock

Operating Earnings for the three months ended June 30, 2016 of $33.4 million, or $0.49 per diluted share of common stock(1); Excluding $1.3 million of expenses in connection with the proposed acquisition of Apollo Residential Mortgage, Inc. (“AMTG”), Operating Earnings for the three months ended June 30, 2016 of $34.7 million, or $0.51 per diluted share of common stock

Net interest income of $46.9 million

Total expenses of $10.1 million, comprised of management fees of $5.2 million, G&A of $3.0 million (including $1.3 million in connection with the AMTG transaction) and equity-based compensation of $1.9 million

Dividends

Declared a dividend of $0.46 per share of common stock for the three months ended June 30, 2016

11.1% annualized dividend yield based on $16.52 closing price on July 25, 2016

Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of $0.5391 per share for stockholders of record on June 30, 2016

Declared a dividend on the Company’s 8.00% Fixed-to-Floating Series B Cumulative Redeemable Perpetual Preferred Stock of $0.50 per share for stockholders of record on June 30, 2016

Book Value

GAAP book value of $15.51 per share as of June 30, 2016

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP; and (vi) provision for loan losses. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

4

# Q2 – New Investments and Funding

APOLLO
COMMERCIAL REAL ESTATE FINANCE

## Summary of New Investments

| | Three Months Ended 06/30/2016 | Six Months Ended 06/30/2016 |
|---|---|---|
| Number of Loans Closed | 2 | 5 |
| Commitments to New Loans *($000s)* | $95,500 | $423,500 |
| Funding of New Loans *($000s)* | $85,350 | $314,983 |
| Fixed Rate %/Floating Rate %(1) | 0%/100% | 0%/100% |
| First Mortgage %/Subordinate Loan %(1) | 100%/0% | 82%/18% |
| Weighted Average Loan-to-Value | 53% | 58% |
| Weighted Average Levered IRR(2) | 16% | 15% |
| Funding of Previously Closed Loans *($000s)* | $63,747 | $81,168 |





*(1) Based upon committed amount of loan.*

*(2) Internal rate of return ("IRR") is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The underwritten IRR for the investments shown in the above table reflect the returns underwritten by the Manager, taking into account leverage and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A-Risk Factors-The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table or elsewhere in this quarterly report over time.*

5

# Commercial Real Estate Debt Portfolio Overview

APOLLO
COMMERCIAL REAL ESTATE FINANCE

| Asset Type ($000s) | Amortized Cost | Borrowings | Equity at Cost[1] | Remaining Weighted Average Life (years)[2] | Current Weighted Average Underwritten IRR[3] | Fully-Levered Weighted Average Underwritten IRR[3][4] |
|---|---|---|---|---|---|---|
| First Mortgage Loans | $ 1,278,034 | $ 779,005 | $ 499,029 | 2.7 | 15.4% | 15.4% |
| Subordinate Loans[5][6] | 960,498 | 38,850 | 921,648 | 3.5 | 12.9 | 12.9 |
| CMBS | 490,601 | 408,240 | 149,799 | 1.2 | 8.7 | 8.7 |
| **Investments at June 30, 2016** | **$ 2,729,133** | **$ 1,226,095** | **$ 1,570,476** | **2.7 Years** | **13.2%** | **13.2%** |

*(1) CMBS includes $67,438 million of restricted cash related to the Company's master repurchase agreements with UBS AG (the "UBS Facility") and Deutsche Bank (the "DB Facility").*

*(2) Remaining Weighted Average Life assumes all extension options are exercised.*

*(3) Internal rate of return ("IRR") is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The underwritten IRR for the investments shown in the above table reflect the returns underwritten by the Manager, taking into account leverage and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A-Risk Factors-The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table or elsewhere in this quarterly report over time.*

*(4) Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the availability of the Company's master repurchase agreement with JPMorgan Chase Bank, N.A. (the "JPMorgan Facility") or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such availability, the levered weighted average underwritten IRR will be lower than the amount shown above.*

*(5) Subordinate loans are net of a participation sold during February 2015. The Company presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At June 30, 2016, the Company had one such participation sold with a carrying amount of £19,749 ($26,288).*

*(6) Subordinate loans also include CMBS, held-to-maturity, which are net of a participation sold during June 2014. At June 30, 2016, the Company presented the participation sold with a carrying amount of $88,099.*

6

Commercial Real Estate Debt Portfolio Overview

Gross Assets at Amortized Cost Basis

Subordinate Loans 35%

CMBS 18%

First Mortgage Loans 47%

Net Invested Equity at Amortized Cost Basis(1)

Subordinate Loans 59%

CMBS 9%

First Mortgage Loans 32%

Property Type by Net Equity

Residential—for sale 30%

Other(2) 6%

Securities 9%

Multifamily 11%

Industrial 5%

Hotel 16%

Mixed Use 1%

Office 5%

Healthcare 5%

Retail 12%

Geographic Diversification by Net Equity

International 17%

New York City 30%

Northeast (excluding NYC) 7%

Securities 9%

Southeast 5%

Mid-Atlantic 14%

Midwest 9%

West 7%

Southwest 2%

Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $114.4 million. ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.

Other includes ski resorts and indoor water-park resorts.

7

Commercial Real Estate Loan Portfolio – Maturity and Type

Fully Extended Loan Maturities and Future Fundings (1)(2)(3)(4)

($in Millions)

$900 $800 $700 $600 $500 $400 $300 $200 $100 $0

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

$793.1

$683.7

$279.6

$200.1

$100.0 $82.0 $73.1

$127.0 $105.0

$32.0 $- $25.0

Fully extended maturity Future funding commitment

Loan Position and Rate Type(1)(3)

Senior Loan Fixed 6%

Subordinate Loan Fixed 9%

Subordinate Loan Floating 34%

Senior Loan Floating 51%

85% Floating Rate/15% Fixed Rate

(1)	Based upon face amount of loans; does not include CMBS, but does include CMBS, held-to-maturity.
(2)	Maturities reflect the fully funded amounts of the loans.

(3) Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $114.4 million. ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.

(4)	Future funding dates are based upon the Manager’s projections and are subject to change.
8

Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)

Senior Loans

Balance at

Description ($in thousands) Location 6/30/2016 Starting LTV Ending LTV

First Mortgage—Retail Florida $220,000 0% 68%

First Mortgage—Retail Ohio $165,000 0% 55%

First Mortgage—Retail(1) New York $114,680 0% 60%

First Mortgage—Hotel(2) New York $105,789 0% 52%

First Mortgage—Destination homes Various $91,553 0% 48%

First Mortgage—Pre-development loan New York $67,300 0% 58%

First Mortgage—Multifamily(3) North Dakota $54,845 0% 100%

First Mortgage—Office Virginia $54,000 0% 66%

First Mortgage—Destination homes New York/Hawaii $50,000 0% 75%

First Mortgage—Condominium Maryland $49,893 0% 52%

First Mortgage—Condo development(4) Maryland $49,162 0% 69%

First Mortgage—Retail Florida $45,000 0% 75%

First Mortgage—Office New York $44,750 0% 52%

First Mortgage—Hotel St. Thomas $42,000 0% 62%

First Mortgage—Retail New York $40,600 0% 54%

First Mortgage—Multifamily New York $34,500 0% 72%

First Mortgage—Hotel Pennsylvania $34,000 0% 65%

First Mortgage—Office Massachusetts $28,512 0% 67%

First Mortgage o—Condominium(5) New York $13,789 0% 41%

Total/Weighted Average $1,305,373 62%

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

(1) This includes three first mortgage loans with outstanding balances of $85,770, $23,000 and $5,910, respectively, secured by cross collateralized retail parcels. LTV is based upon fully committed loan amount of $121,410.

(2) This whole loan includes a first mortgage with an outstanding balance of $100,063 and a mezzanine loan with an outstanding balance of $5,726.

(3) This whole loan includes a first mortgage with an outstanding balance of $49,819 and a mezzanine loan with an outstanding balance of $5,026.

(4) LTV is based upon the fully committed loan amount of $65,100.

(5) Original commitment was $62,400. Current balance reflects original commitment net of proceeds from unit sales.

APOLLO
COMMERCIAL REAL ESTATE FINANCE

# Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)

## Subordinate Loans

| Description ($ in thousands) | Location | | Balance at 6/30/2016 | Starting LTV | Ending LTV |
|---|---|---|---|---|---|
| Subordinate - Condo development[1] | New York | $ | 94,190 | 50% | 60% |
| Subordinate - Pre-development loan[2] | London | $ | 73,211 | 40% | 72% |
| Subordinate - Other[3] | Various | $ | 75,000 | 64% | 70% |
| Subordinate - Hotel[4] | Aruba | $ | 63,637 | 34% | 58% |
| Subordinate - Condo conversion | New York | $ | 55,908 | 38% | 46% |
| Subordinate - Pre-development loan | New York | $ | 55,000 | 33% | 81% |
| Subordinate - Hotel | New York | $ | 50,000 | 30% | 43% |
| Subordinate - Pre-development loan[5] | London | $ | 45,776 | 44% | 79% |
| Subordinate - Healthcare portfolio[6] | UK | $ | 45,376 | 51% | 69% |
| Subordinate - Industrial portfolio | New York | $ | 45,000 | 61% | 79% |
| Subordinate - Condo development[7] | New York | $ | 44,908 | 26% | 50% |
| Subordinate - Healthcare portfolio | Various | $ | 39,223 | 56% | 60% |
| Subordinate - Industrial portfolio | Various | $ | 32,000 | 64% | 71% |
| Subordinate - Condo conversion[8] | New York | $ | 31,558 | 50% | 62% |
| Subordinate - Condo development[1] | New York | $ | 30,000 | 60% | 63% |
| Subordinate - Hotel | Arizona | $ | 25,000 | 46% | 58% |
| Subordinate - Hotel portfolio | Minnesota | $ | 24,025 | 55% | 66% |
| Subordinate - Multifamily[9] | Florida | $ | 22,000 | 66% | 80% |
| Subordinate - Hotel | Washington D.C. | $ | 20,000 | 61% | 69% |
| Subordinate - Hotel | California | $ | 20,000 | 58% | 74% |
| Preferred Equity - Multifamily[9] | Florida | $ | 15,500 | 80% | 89% |
| Subordinate - Other[10] | Montana | $ | 15,000 | 40% | 54% |
| Subordinate - Office | New York | $ | 14,000 | 60% | 69% |
| Subordinate - Office | Missouri | $ | 9,491 | 58% | 68% |
| Subordinate - Office | Michigan | $ | 8,721 | 40% | 51% |
| Subordinate - Mixed-use | North Carolina | $ | 6,525 | 61% | 73% |
| Total/Weighted Average | | $ | 961,049 | | 67% |


0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

(1) LTV is based upon the fully committed loan amount of $105,000; both loans are secured by the same property. The $30,000 loan is structured as a corporate loan and has additional collateral.
(2) Based upon £55.0 million face amount converted to USD based upon the conversion rate on June 30, 2016.
(3) Other includes a loan secured by a portfolio of indoor waterpark resorts.
(4) This is CMBS, held-to-maturity and is net of a participation sold. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.
(5) Based upon £34.4 million face amount plus PIK converted to USD based upon the conversion rate on June 30, 2016.
(6) Based upon £19.8 million face amount converted to USD based upon the conversion rate on June 30, 2016, net of participation sold of $26,288.
(7) LTV is based upon the fully committed loan amount of $75,000.
(8) Based upon the fully committed loan amount of $77,000.
(9) Mezzanine loan and preferred equity are secured by the same portfolio of properties.
(10) Other includes a loan on a ski resort.

10

# CMBS Portfolio(1)

APOLLO
Commercial Real Estate Finance

| CUSIP | Description |
|---|---|
| 92978PAJ8 | WBCMT 2006-C29 AJ |
| 07388QAH2 | BSCMS 2007-PW17 AJ |
| 07401DAH4 | BSCMS 2007PW18 AJ |
| 46625YVZ3 | JPMCC 2005-CB13 AJ |
| 50180CAG5 | LBUBS 2006-C7 AJ |
| 60688CAJ5 | MLCFC 2007-9 AJ |
| 05947US25 | BACM 2005-3 AJ |
| 61756UAJ0 | MSC 2007-1Q16 AJ |
| 46629YAH2 | JPMCC 2007-CB18AJ |
| 17311QAE0 | CGCMT 2007-C6 AJFX |

| CUSIP | Description |
|---|---|
| 59025KAG7 | MLMT 2007-C1 AM |
| 22546BAH3 | CSMC 2007-C5 AM |
| 36159XAH3 | GECMC 2007-C1 AM |
| 46627QBC1 | JMPCC 2006-CB15 AM |
| 46631BAJ4 | JPMCC 2007-LD11 AM |
| 14986DAJ9 | CD 2006-CD3 AJ |
| 17311QBN9 | CGCMT 2007-C6 AJ |
| 17313KAK7 | CGCMT 2008-C7 AJ |
| 20047QAH8 | COMM 2006-C7 AJ |
| 61755YAK0 | MSC 2007-IQ15 AJ |

| | Face | Amortized Cost | Remaining Weighted Average Life with Extensions (years) | Estimated Fair Value | Debt | Net Equity at Cost(2) |
|---|---|---|---|---|---|---|
| **CMBS – Total** | $ 497,143 | $ 490,601 | 1.2 Years | $ 452,704 | $ 408,240 | $ 149,799 |

*(1) Does not include CMBS, held-to-maturity.*
*(2) Includes $67.4 million of restricted cash related to the UBS Facility and the DB Facility.*

11

# Portfolio Metrics – Quarterly Migration Summary

APOLLO
COMMERCIAL REAL ESTATE FINANCE

| | Q2 2016 | Q1 2016 | Q4 2015 | Q3 2015 | Q2 2015 |
|---|---|---|---|---|---|
| **(Investment balances represent amortized cost)** | | | | | |
| First Mortgage Loans | $ 1,278,034 | $ 1,173,185 | $ 994,301 | $ 905,681 | $ 704,040 |
| Subordinate Loans(1) | 960,498 | 965,900 | 966,343 | 926,304 | 894,926 |
| CMBS | 490,601 | 498,630 | 504,253 | 512,107 | 511,412 |
| *Total Investments* | $ 2,729,133 | $ 2,637,715 | $ 2,464,897 | $ 2,344,092 | $ 2,110,378 |
| **(Investment balances represent net equity, at cost)** | | | | | |
| First Mortgage Loans | $ 499,029 | $ 492,636 | $ 502,431 | $ 604,148 | $ 275,205 |
| Subordinate Loans(1) | 921,648 | 965,900 | 966,343 | 896,200 | 847,968 |
| CMBS | 149,799 (4) | 143,644 (5) | 100,476 (6) | 108,330 (6) | 107,635 (6) |
| *Net Equity in Investments at Cost* | $ 1,570,476 | $ 1,602,180 | $ 1,569,250 | $ 1,608,678 | $ 1,230,808 |
| Fully- Levered Weighted Average Underwritten IRR(2) | 13.2% (7) | 14.5% (7) | 13.8% (7) | 13.9% (7) | 14.6% (7) |
| Weighted Average Duration | 2.7 Years | 2.9 Years | 3.1 Years | 3.3 Years | 3.1 Years |
| Loan Portfolio Weighted Average Ending LTV(3) | 64.0% | 64.0% | 65.0% | 61.0% | 62.0% |
| Borrowings Under Repurchase Agreements | $ 1,217,935 | $ 1,083,665 | $ 925,774 | $ 735,437 | $ 878,352 |
| Convertible Senior Notes | $ 249,069 | $ 248,617 | $ 248,173 | $ 247,736 | $ 247,305 |
| Debt-to-Common Equity | 1.5x (8) | 1.3x (8) | 1.1x (8) | 0.9x (8) | 1.2x (8) |

(1) Subordinate loans include CMBS, held-to-maturity and are net of participations sold of $114,388. ARI presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP.

(2) Internal rate of return ("IRR") is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The underwritten IRR for the investments shown in the above table reflect the returns underwritten by the Manager, taking into account leverage and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A-Risk Factors-The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table or elsewhere in this quarterly report over time.

(3) Does not include CMBS.

(4) Includes $67.4 million of restricted cash related to the UBS Facility and the DB Facility.

(5) Includes $55.8 million of restricted cash related to the UBS Facility.

(6) Includes $30.1 million of restricted cash related to the UBS Facility.

(7) Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the availability under the JPMorgan Facility or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such availability, the levered weighted average underwritten IRR will be lower than the amount shown above.

(8) Net of participations sold.

12

# Financing Overview and Interest Rate Sensitivity

APOLLO
COMMERCIAL REAL ESTATE FINANCE

| Facility ($000s) | | Maximum Facility Size | | Borrowings Outstanding | Maturity[1] | Weighted Average Rate[2] |
|---|---|---|---|---|---|---|
| JP Morgan Facility[3] | $ | 943,000 | $ | 774,522 | January 2019 | L +2.40% |
| Goldman Sachs Facility | | - | | 43,333 | April 2019 | L + 3.50% |
| *Subtotal* | | | | **817,855** | | **L+2.46%** |
| UBS Facility | | - | | 133,899 | September 2018 | 2.79% |
| Deutsche Bank Facility | | - | | 274,341 | April 2018 | 3.66% |
| *Subtotal* | | | | **408,240** | | **3.38%** |
| *Less deferred financing costs* | | | | (8,160) | | |
| **Total Borrowings at June 30, 2016** | | | **$** | **1,217,935** | | **3.10%** |

## Variable Rate Investments & Liabilities ($000s)



$1,816,228
Variable Rate Assets
$(905,968)
Variable Rate Liabilities
$910,260
Net Equity in Variable Rate Assets

**ARI anticipates a 0.5% increase in LIBOR results in approximately a $0.07 per diluted share of common stock increase in Operating Earnings annually[4]**

(1) *Assumes extension options are exercised.*
(2) *Assumes one-month LIBOR at June 30, 2016 was 0.47%.*
(3) *The debt balance as of June 30, 2016, includes $143 million of borrowings for the first mortgage loans secured by an assemblage of properties in the Design District of Miami that does not count toward the maximum capacity under the JPMorgan Facility.*
(4) *Based upon the Company's portfolio as of June 30, 2016, any such hypothetical impact on interest rates on the Company's variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company's exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company's financial structure.*

13

Financials

Consolidated Balance Sheets

(in thousands—except share and per share data)

June 30, 2016 December 31, 2015 Assets: (unaudited) Cash $38,631 $67,415 Restricted cash 67,438 30,127 Securities, at estimated fair value 452,704 493,149 Securities, held-to-maturity 151,726 153,193 Commercial mortgage loans, held for investment 1,278,034 994,301 Subordinate loans, held for investment 923,159 931,351 Investment in unconsolidated joint venture 23,571 22,583 Derivative assets 15,342 3,327 Interest receivable 19,185 16,908 Other assets 9,297 236 Total Assets $2,979,087 $2,712,590

Liabilities and Stockholders’ Equity Liabilities:

Borrowings under repurchase agreements (net of deferred financing costs of $8,160 in 2016 and $7,353 in

2015, respectively) $1,217,935 $918,421 Convertible senior notes, net 249,069 248,173 Participations sold 114,387 118,201 Accounts payable and accrued expenses 24,504 9,246 Payable to related party 5,242 5,297 Dividends payable 36,427 37,828 Total Liabilities 1,647,564 1,337,166

Stockholders’ Equity:

Preferred stock, $0.01 par value, 50,000,000 shares authorized:

Series A Preferred stock, 3,450,000 shares issued and outstanding ($86,250 aggregate liquidation preference) in 2016 and 2015 35 35 Series B Preferred stock, 8,000,000 shares issued and outstanding ($200,000 aggregate liquidation preference) in 2016 and 2015 80 80 Common stock, $0.01 par value, 450,000,000 shares authorized 67,402,311 and 67,195,252 shares issued and outstanding in 2016 and 2015, respectively 674 672 Additional paid-in-capital 1,411,420 1,410,138 Retained earnings (accumulated deficit) (77,939) (32,328) Accumulated other comprehensive loss (2,747) (3,173) Total Stockholders’ Equity 1,331,523 1,375,424 Total Liabilities and Stockholders’ Equity $2,979,087 $2,712,590

Consolidated Statements of Operations

Three months ended Six months ended

June 30, 2016 June 30, 2015 June 30, 2016 June 30, 2015 Net interest income: (unaudited) Interest income from securities $7,607 $8,265 $15,656 $16,553 Interest income from securities, held to maturity 2,826 3,349 5,722 6,394 Interest income from commercial mortgage loans 24,140 11,968 45,267 22,061 Interest income from subordinate loans 28,067 21,152 57,442 39,762 Interest expense (15,722) (11,917) (30,364) (23,399)

Net interest income 46,918 32,817 93,723 61,371

Operating expenses:

General and administrative expenses (includes $1,938 and $3,606 of equity-based compensation in 2016 and $821 and $1,939 in 2015, respectively) (4,922) (2,059) (13,104) (4,414) Management fees to related party (5,242) (3,887) (10,471) (7,228)

Total operating expenses (10,164) (5,946) (23,575) (11,642)

Income from unconsolidated joint venture 59 384 127 384 Other income 22 6 25 16 Provision for loan losses (15,000)—(15,000) -Realized loss on sale of securities ——(443) Unrealized gain/(loss) on securities (11,728) (2,273) (26,802) 1,136 Foreign currency loss (13,082) 2,867 (17,557) 5,588 Gain/(loss) on derivative instruments (includes unrealized gains/(losses) of $13,408 and $12,026 in 2016 and $(3,197) and $(6,241) in 2015) 13,313 (3,197) 18,015 (6,241)

Net income $10,338 $24,658 $28,956 $50,169

Preferred dividends (5,860) (1,860) (11,675) (3,720)

Net income available to common stockholders $4,478 $22,798 $17,281 $46,449

Basic and diluted net income per share of common stock $0.06 $0.39 $0.24 $0.85

Basic weighted average shares of common stock outstanding 67,402,311 58,429,155 67,393,751 54,020,978 Diluted weighted average shares of common stock outstanding 68,374,557 59,022,217 68,351,137 54,621,401 Dividend declared per share of common stock $0.46 $0.44 $0.92 $0.88

Reconciliation of Operating Earnings to Net Income

Three Months Ended

Earnings Per Share Earnings Per Share June 30, 2016 (Diluted) June 30, 2015 (Diluted) Operating Earnings: Net income available to common stockholders $4,478 $0.06 $22,798 $0.39

Adjustments:

Equity-based compensation expense 1,938 0.03 821 0.01 Unrealized loss on securities 11,728 0.17 2,273 0.04

Provision for loan losses 15,000 0.22 —

(Gain)/loss on derivative instruments (13,313) (0.19) 3,197 0.06 Foreign currency (gain)/loss 13,082 0.19 (2,867) (0.05) Amortization of convertible senior notes related to equity reclassification 582 0.01 547 0.01 Income from unconsolidated joint venture (59)—(384) (0.01) Total adjustments: 28,958 0.43 3,587 0.06

Operating Earnings $33,435 $0.49 $26,385 $0.45

Basic weighted average shares of common stock outstanding 67,402,311 58,429,155

Diluted weighted average shares of common stock outstanding 68,374,557 59,022,217

Six Months Ended

Earnings Per Share Earnings Per Share June 30, 2016 (Diluted) June 30, 2015 (Diluted) Operating Earnings: Net income available to common stockholders $17,281 $0.24 $46,449 $0.85

Adjustments:

Equity-based compensation expense 3,606 0.06 1,939 0.04 Unrealized (gain)/loss on securities 26,802 0.39 (1,136) (0.02) Provision for loan losses 15,000 0.22 —

(Gain)/loss on derivative instruments (18,015) (0.26) 6,241 0.11 Foreign currency (gain)/loss 17,557 0.26 (5,588) (0.10) Amortization of convertible senior notes related to equity reclassification 1,154 0.02 1,087 0.02 Income from unconsolidated joint venture (127)—(384) (0.01) Total adjustments: 45,977 0.69 2,159 0.04

Operating Earnings $63,258 $0.93 $48,608 $0.89

Basic weighted average shares of common stock outstanding 67,393,751 54,020,978

Diluted weighted average shares of common stock outstanding 68,351,137 54,621,401

# Financial Metrics – Quarterly Migration Summary

APOLLO
COMMERCIAL REAL ESTATE FINANCE

| Financial Metrics<br>($ in thousands, except per share data) | Q2 2016 | Q1 2016 | Q4 2015 | Q3 2015 | Q2 2015 |
|---|---|---|---|---|---|
| Net Interest Income | $ 46,918 | $ 46,805 | $ 43,241 | $ 38,691 | $ 32,817 |
| Management Fee | 5,242 | 5,229 | 5,294 | 4,097 | 3,887 |
| General and Administrative Costs | 1,659 | 1,444 | 1,693 | 1,343 | 1,238 |
| AMTG Transaction Expenses | 1,325 | 5,075 | - | - | - |
| Non-Cash Stock Based Compensation | 1,938 | 1,668 | 1,286 | 756 | 821 |
| Net Income Available to Common Stockholders | $ 4,478 | $ 12,801 | $ 21,378 | $ 23,543 | $ 22,798 |
| GAAP Diluted EPS | $ 0.06 | $ 0.18 | $ 0.32 | $ 0.39 | $ 0.39 |
| Operating Earnings(1) | $ 33,435 | $ 29,819 | $ 32,352 | $ 31,742 | $ 26,385 |
| Operating Diluted EPS(1) | $ 0.49 | $ 0.44 | $ 0.48 | $ 0.53 | $ 0.45 |
| Distributions Declared to Common Stockholders | $ 0.46 | $ 0.46 | $ 0.46 | $ 0.44 | $ 0.44 |
| GAAP Book Value per Share of Common Stock | $ 15.51 | $ 15.89 | $ 16.21 | $ 16.35 | $ 16.41 |
| Total Stockholders' Equity | $ 1,331,523 | $ 1,357,050 | $ 1,375,424 | $ 1,384,395 | $ 1,044,844 |
| Diluted weighted average shares of common stock outstanding | 68,374,557 | 68,327,718 | 67,754,673 | 59,934,008 | 59,022,217 |
| Return on Common Equity Based on Operating Earnings(2) | 12.6% | 11.1% | 11.8% | 12.8% | 11.0% |

(1) *Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains/losses, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP; and (vi) provision for loan losses. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.*

(2) *Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders' equity for the period.*

18